UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22678

Salient MF Trust

(Exact name of registrant as specified in charter)

4265 SAN FELIPE, 8TH FLOOR, HOUSTON, TX 77027

(Address of principal executive offices) (Zip code)

With a copy to:
John A. Blaisdell	George J. Zornada
Salient MF Trust	K&L Gates LLP
4265 San Felipe, 8th Floor	State Street Financial Center
Houston, TX 77027	One Lincoln Street
(Name and address of agent for service)	Boston, MA 02111-2950
(617) 261-3231

Registrant’s telephone number, including area code: 713-993-4675

Date of fiscal year end: 12/31/14

Date of reporting period: 03/31/14

Item 1.	Schedule of Investments.

SALIENT RISK PARITY FUND

Consolidated Schedule of Investments

March 31, 2014

(Unaudited)

Other Assets and Liabilities-100.0%	$93,230,618

Net Assets-100.0%	$93,230,618

Futures Contracts Purchased:

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
10 Year Australia Commonwealth Treasury Bond	June 2014	112	$11,999,201	$(26,405)
10 Year Canada Bond	June 2014	119	13,988,664	46,921
10 Year Japan Government Bond	June 2014	30	42,040,699	(49,605)
10 Year U.S. Treasury Note	June 2014	188	23,218,000	(81,151)
Amsterdam Exchanges Index	April 2014	42	4,668,917	202,503
ASX SPI 200 Index	June 2014	40	5,000,371	37,415
CAC 40 10 Euro	April 2014	71	4,294,524	134,556
Cocoa *	May 2014	237	7,003,350	120,721
Coffee ‘C’ *	May 2014	21	1,400,963	(216,786)
Corn *	May 2014	58	1,455,800	90,134
E-Mini S&P 500	June 2014	75	6,992,250	51,937
E-Mini S&P MidCap 400	June 2014	50	6,874,500	28,375
Euro-Bund	June 2014	148	29,230,994	127,326
FTSE 100 Index	June 2014	49	5,344,571	35,246
FTSE/JSE Top 40 Index	June 2014	149	6,144,727	137,310
FTSE/MIB Index	June 2014	27	3,979,613	169,045
German Stock Index	June 2014	12	3,961,636	162,043
IBEX 35 Index	April 2014	30	4,262,277	168,860
ICE Brent Crude *	May 2014	54	5,813,100	41,457
ICE Gas Oil *	May 2014	9	805,500	(5,420)
Lean Hogs *	June 2014	154	7,833,980	707,706
Live Cattle *	July 2014	128	7,040,000	140,032
Long Gilt	June 2014	77	14,058,224	82,293
MSCI Taiwan Stock Index	April 2014	231	7,214,130	220,935
Natural Gas *	April 2014	153	6,687,630	(274,438)
NY Harbor ULSD *	May 2014	11	1,353,568	(3,964)
NYMEX WTI Crude *	April 2014	69	7,009,020	82,900
OMXS30 Index	April 2014	200	4,177,679	110,370
Russell 2000 Mini Index	June 2014	50	5,852,500	(57,883)
S&P/Toronto Stock Exchange 60 Index	June 2014	45	6,660,635	49,083
SGX S&P CNX Nifty Index	April 2014	556	7,510,448	117,444
Soybean *	May 2014	99	7,246,800	808,853
Tokyo Price Index	June 2014	37	4,313,081	(74,333)

			$275,437,352	$3,083,480

See accompanying Notes to Schedules of Investments.

SALIENT RISK PARITY FUND

Consolidated Schedule of Investments, continued

March 31, 2014

(Unaudited)

Futures Contracts Sold:

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
Copper *	May 2014	30	$2,269,125	$143,027
Cotton No.2 *	May 2014	85	3,974,600	(320,361)
Gasoline RBOB *	May 2014	2	245,104	7,490
Gold 100 Oz *	June 2014	16	2,054,080	85,232
Hang Seng China Enterprises Index	April 2014	38	2,469,464	(103,222)
Hang Seng Index	April 2014	48	6,850,689	(128,611)
LME Lead *	May 2014	50	2,573,750	63,570
LME Nickel *	May 2014	3	286,038	(12,678)
LME Primary Aluminum *	May 2014	62	2,740,788	(36,436)
LME Zinc *	May 2014	66	3,258,750	207,662
SGX MSCI Singapore Index	April 2014	125	7,104,803	(192,547)
Silver *	May 2014	11	1,086,360	(1,197)
Sugar #11 *	May 2014	115	2,288,776	(216,313)
Wheat *	May 2014	59	2,056,888	(391,590)

			$39,259,215	$(895,974)

*	All or a portion of these investments are held by Salient Risk Parity Offshore Fund, Ltd. (the “Risk Parity Subsidiary”)

Total Return Swap Agreements - Short Positions:

Underlying Instrument	Counterparty	Maturity Date	Notional Amount at Value	Unrealized Gain (Loss)
Ibovespa Index	Goldman Sachs	4/17/14	$7,637,023	$(508,886)
KOSPI 200 Index	Goldman Sachs	6/19/14	6,922,079	(152,894)

			$14,559,102	$(661,780)

Allocation of Portfolio Holdings:

Risk Exposure	Notional Value	Percent of Total Derivative Exposure
Commodity Risk	$76,483,970	23.2%
Equity Risk	118,235,917	35.9%
Interest Rate Risk	134,535,782	40.9%

Total	$329,255,669	100.0%

See accompanying Notes to Schedules of Investments.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND II

Consolidated Schedule of Investments

March 31, 2014

(Unaudited)

	Shares/ Units	Fair Value
Common Stock-0.9%
Independent Power Producers & Energy Traders-0.9%
United States-0.9%
Pattern Energy Group, Inc.	230,940	$6,265,402

(Cost $5,652,159)		6,265,402

Master Limited Partnerships and Related Companies-97.8%
Coal-0.8%
United States-0.8%
Alliance Holdings GP, L.P.(1)	95,856	5,954,575

		5,954,575

Crude/Natural Gas Production-1.9%
United States-1.9%
Memorial Production Partners, L.P.(1)	274,941	6,194,421
Western Gas Equity Partners, L.P.(1)	150,420	7,387,126

		13,581,547

Crude/Refined Products Pipelines-31.6%
United States-31.6%
Arc Logistics Partners, L.P.(1)	174,521	3,700,020
Enbridge Energy Management, LLC(1)(2)	1,207,846	33,469,408
Kinder Morgan Management, LLC(1)(2)	594,749	42,625,655
Kinder Morgan, Inc.	1,091,010	35,446,915
Magellan Midstream Partners, L.P.(1)(3)	145,970	10,179,948
Plains GP Holdings, L.P., Class A(1)	1,168,937	32,706,857
Rose Rock Midstream, L.P.(1)	266,208	11,044,970
SemGroup Corp.	462,439	30,372,994
Summit Midstream Partners, L.P.(1)	346,045	14,890,316
Tesoro Logistics, L.P.(1)	138,783	8,356,124
Western Refining Logistics, L.P.(1)	114,300	3,560,445

		226,353,652

Electric Utilities-3.8%
United States-3.8%
NRG Yield, Inc., Class A	688,800	27,228,264

		27,228,264

Natural Gas Gathering/Processing-28.9%
United States-28.9%
Access Midstream Partners, L.P.(1)	123,000	7,078,650
EnLink Midstream LLC	999,695	33,929,648
Linn Co., LLC	1,109,379	30,008,702
MarkWest Energy Partners, L.P.(1)	207,515	13,554,880
NGL Energy Partners, L.P.(1)	481,500	18,070,695
Targa Resources Corp.	502,932	49,921,030
Targa Resources Partners, L.P.(1)	120,345	6,770,610
Williams Companies, Inc.	1,188,061	48,211,515

		207,545,730

Natural Gas/Natural Gas Liquids Pipelines-17.8%
United States-17.8%
Buckeye Partners, L.P.(1)	35,482	2,662,924
Energy Transfer Equity, L.P.(1)(3)	445,032	20,805,246
Enterprise Products Partners, L.P.(1)	389,875	27,041,730
EQT Midstream Partners, L.P.(1)	96,203	6,765,957
ONEOK, Inc.	666,740	39,504,345
Spectra Energy Corp.	838,697	30,981,467

		$127,761,669

See accompanying Notes to Schedules of Investments.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND II

Consolidated Schedule of Investments, continued

March 31, 2014

(Unaudited)

	Shares/ Units	Fair Value
Shipping-11.0%
Bermuda-3.2%
Golar LNG Partners, L.P.(1)	778,869	23,288,183
Republic of the Marshall Islands-3.9%
Navios Maritime Partners, L.P.(1)	663,522	12,932,044
Teekay Offshore Partners, L.P.(1)	466,982	15,279,651
United States-3.9%
Capital Product Partners, L.P.(1)	1,560,097	17,083,062
Seadrill Partners, LLC(1)	361,518	10,845,540

		79,428,480

Transportation Infrastructure-2.0%
United States-2.0%
Macquarie Infrastructure Co.	253,330	14,508,209

		14,508,209

Total Master Limited Partnerships and Related Companies (Cost $618,307,489)		702,362,126

Warrant-0.2%
Crude/Refined Products Pipelines-0.2%
United States-0.2%
Kinder Morgan, Inc.(1)	888,427	1,572,516

Total Warrant (Cost $4,430,900)		1,572,516

Total Investments-98.9% (Cost $628,390,548)		710,200,044
Other Assets and Liabilities-1.1%		7,998,472

Total Net Assets-100.0%		$718,198,516

All percentages disclosed are calculated by dividing the indicated amounts by net assets.

(1)	Non-income producing security.
(2)	Distributions are paid-in-kind.
(3)	All or a portion of these securities are held by Salient MLP & Energy Infrastructure Fund II, Inc. (the

“MLP Subsidiary”).

See accompanying Notes to Schedules of Investments.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND II

Consolidated Schedule of Investments, continued

March 31, 2014

(Unaudited)

Allocation of Portfolio Holdings:

Salient MLP & Energy Infrastructure Fund II invested in the following industries as of March 31, 2014:

	Value	% of Total Investments
Coal	$5,954,575	0.8%
Crude/Natural Gas Production	13,581,547	1.9%
Crude/Refined Products Pipelines	227,926,168	32.2%
Electric Utilities	27,228,264	3.8%
Independent Power Producers & Energy Traders	6,265,402	0.9%
Natural Gas Gathering/Processing	207,545,730	29.2%
Natural Gas/Natural Gas Liquids Pipelines	127,761,669	18.0%
Shipping	79,428,480	11.2%
Transportation Infrastructure	14,508,209	2.0%

Total	$710,200,044	100.0%

Salient MLP & Energy Infrastructure Fund II invested in securities with exposure to the following countries as of March 31, 2014:

	Value	% of Total Investments
Bermuda	$23,288,183	3.3%
Republic of the Marshall Islands	28,211,695	4.0%
United States	658,700,166	92.7%

Total	$710,200,044	100.0%

See accompanying Notes to Schedules of Investments.

SALIENT ALTERNATIVE BETA FUND

Consolidated Schedule of Investments

March 31, 2014

(Unaudited)

Other Assets and Liabilities-100.0%	$32,628,091

Net Assets-100.0%	$32,628,091

Futures Contracts Purchased:

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
10 Year Japan Government Bond	June 2014	2	$2,802,713	$(3,307)
Cocoa *	May 2014	140	4,137,000	67,713
Corn *	September 2014	383	9,613,300	367,356
Euro-Bund	June 2014	11	2,172,574	9,463
FTSE 100 Index	June 2014	33	3,599,405	23,737
FTSE/JSE Top 40 Index	June 2014	4	164,959	3,686
Gasoline RBOB *	August 2014	72	8,614,771	61,757
German Stock Index	June 2014	21	6,932,864	283,575
Hang Seng China Enterprises Index	April 2014	84	5,458,814	227,699
Hang Seng Index	April 2014	25	3,568,067	66,748
IBEX 35 Index	April 2014	15	2,131,139	84,430
ICE Brent Crude *	May 2014	11	1,184,150	8,445
ICE Gas Oil *	August 2014	97	8,681,500	(9,920)
Lean Hogs *	June 2014	81	4,120,470	420,321
Live Cattle *	July 2014	218	11,990,000	202,957
Natural Gas *	April 2014	156	6,818,760	(279,819)
NY Harbor ULSD *	May 2014	64	7,875,302	(308,284)
NYMEX WTI Crude *	April 2014	32	3,250,560	(54,541)
NYMEX WTI Crude *	July 2014	4	395,800	5,038
OMXS30 Index	April 2014	110	2,297,723	60,703
Russell 2000 Mini Index	June 2014	118	13,811,901	(136,604)
S&P/Toronto Stock Exchange 60 Index	June 2014	12	1,776,169	13,089
SGX MSCI Singapore Index	April 2014	62	3,523,982	94,994
SGX S&P CNX Nifty Index	April 2014	203	2,742,124	42,880
Soybean *	May 2014	171	12,517,200	1,348,785
Sugar #11 *	May 2014	338	6,727,011	350,339
Tokyo Price Index	June 2014	65	7,577,035	(130,584)
Wheat *	May 2014	202	7,042,225	1,047,264

			$151,527,518	$3,867,920

See accompanying Notes to Schedules of Investments.

SALIENT ALTERNATIVE BETA FUND

Consolidated Schedule of Investments, continued

March 31, 2014

(Unaudited)

Futures Contracts Sold:

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
10 Year Australia Commonwealth Treasury Bond	June 2014	21	$2,249,850	$3,982
10 Year Canada Bond	June 2014	1	117,552	(409)
10 Year U.S. Treasury Note	June 2014	28	3,458,000	26,620
Amsterdam Exchanges Index	April 2014	57	6,336,387	(290,921)
ASX SPI 200 Index	June 2014	30	3,750,278	(28,907)
CAC 40 10 Euro	April 2014	65	3,931,607	(123,449)
CBOE Volatility Index (VIX)	April 2014	71	1,075,650	119,171
Coffee ‘C’ *	May 2014	5	333,563	(64,964)
Copper *	May 2014	43	3,252,413	195,725
Corn *	May 2014	499	12,524,900	(1,349,824)
Cotton No.2 *	May 2014	29	1,356,040	(101,639)
E-Mini S&P 500	June 2014	110	10,255,300	(76,726)
E-Mini S&P MidCap 400	June 2014	8	1,099,920	(4,580)
FTSE/MIB Index	June 2014	33	4,863,971	(209,084)
Gasoline RBOB *	May 2014	87	10,662,007	49,332
Gold 100 Oz *	June 2014	21	2,695,980	111,868
ICE Brent Crude *	August 2014	3	319,290	(2,947)
ICE Gas Oil *	May 2014	114	10,203,000	82,715
Live Cattle *	September 2014	166	8,934,120	(320,241)
Long Gilt	June 2014	7	1,278,020	(7,973)
MSCI Taiwan Stock Index	April 2014	6	187,380	(5,781)
Natural Gas *	July 2014	106	4,708,520	156,505
NY Harbor ULSD *	August 2014	71	8,717,281	267,930
Silver *	May 2014	17	1,678,920	18,808
Soybean *	November 2014	129	7,657,763	(84,349)
Sugar #11 *	October 2014	434	9,016,784	82,943
Wheat *	September 2014	295	10,454,063	(815,935)

			$131,118,559	$(2,372,130)

*	All or a portion of these investments are held by Salient Alternative Beta Offshore Fund Ltd. (the “Alternative Beta Subsidiary”).

Total Return Swap Agreements - Long Positions:

Underlying Instrument	Counterparty	Maturity Date	Notional Amount at Value	Unrealized Gain (Loss)
KOSPI 200 Index	Goldman Sachs	6/19/14	$2,185,920	$44,038

Total Return Swap Agreements - Short Positions:

Underlying Instrument	Counterparty	Maturity Date	Notional Amount at Value	Unrealized Gain (Loss)
Ibovespa Index	Goldman Sachs	4/17/14	$18,524,791	$(1,235,475)

See accompanying Notes to Schedules of Investments.

SALIENT ALTERNATIVE BETA FUND

Consolidated Schedule of Investments, continued

March 31, 2014

(Unaudited)

Forward Foreign Currency Exchange Contracts:

Type of Contract	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Unrealized Appreciation (Depreciation)
Long Contracts:
Brazilian Real	Goldman Sachs	4/16/14	7,067,138	$2,988,219	$3,102,616	$114,397
British Pound	Goldman Sachs	4/16/14	1,319,005	2,196,834	2,198,381	1,546
Chilean Peso	Goldman Sachs	4/16/14	272,937,280	484,318	497,027	12,709
Euro	Goldman Sachs	4/16/14	734,397	1,011,705	1,011,599	(107)
Hungarian Forint	Goldman Sachs	4/16/14	498,597,000	2,187,309	2,234,835	47,526
Indian Rupee	Goldman Sachs	4/16/14	356,054,755	5,701,437	5,937,210	235,773
Indonesian Rupiah	Goldman Sachs	4/16/14	7,422,238,000	633,838	651,881	18,043
Israeli New Shekel	Goldman Sachs	4/16/14	7,969,896	2,281,350	2,285,687	4,337
Korean Won	Goldman Sachs	4/16/14	6,018,582,600	5,605,721	5,655,674	49,953
Mexican Peso	Goldman Sachs	4/16/14	44,243,207	3,309,759	3,384,997	75,238
New Zealand Dollar	Goldman Sachs	4/16/14	4,324,414	3,608,291	3,746,907	138,616
Polish Zloty	Goldman Sachs	4/16/14	9,184,509	2,988,582	3,035,610	47,028
Russian Ruble	Goldman Sachs	4/16/14	133,958,939	3,636,236	3,807,595	171,359
Swedish Krona	Goldman Sachs	4/16/14	730,631	112,936	112,896	(40)
Turkish Lira	Goldman Sachs	4/16/14	2,921,192	1,295,142	1,359,108	63,966

				$38,041,677	$39,022,023	$980,344

Short Contracts:
Australian Dollar	Goldman Sachs	4/16/14	3,126,450	$2,784,104	$2,895,658	$(111,554)
Canadian Dollar	Goldman Sachs	4/16/14	3,531,236	3,178,356	3,193,651	(15,295)
Czech Koruna	Goldman Sachs	4/16/14	66,140,912	3,333,883	3,321,880	12,003
Japanese Yen	Goldman Sachs	4/16/14	673,690,380	6,647,167	6,528,598	118,569
Malaysian Ringgit	Goldman Sachs	4/16/14	856,465	259,968	262,106	(2,138)
Norwegian Krone	Goldman Sachs	4/16/14	2,933,559	485,166	489,876	(4,710)
Philippine Peso	Goldman Sachs	4/16/14	437,788,870	9,741,631	9,767,278	(25,647)
Singapore Dollar	Goldman Sachs	4/16/14	4,476,695	3,522,183	3,559,758	(37,575)
South African Rand	Goldman Sachs	4/16/14	2,016,384	184,744	191,244	(6,500)
Swiss Franc	Goldman Sachs	4/16/14	1,026,283	1,165,436	1,161,363	4,073
Taiwan Dollar	Goldman Sachs	4/16/14	209,016,298	6,880,516	6,867,616	12,900

				$38,183,154	$38,239,028	$(55,874)

Allocation of Portfolio Holdings:

Risk Exposure	Notional Value	Percent of Total Derivative Exposure
Commodity Risk	$185,482,693	48.8%
Equity Risk	105,795,386	27.9%
Foreign Exchange Rate Risk	76,224,831	20.1%
Interest Rate Risk	12,078,709	3.2%

Total	$379,581,619	100.0%

See accompanying Notes to Schedules of Investments.

SALIENT TREND FUND

Consolidated Schedule of Investments

March 31, 2014

(Unaudited)

Other Assets and Liabilities-100.0%	$53,597,727

Net Assets-100.0%	$53,597,727

Futures Contracts Purchased:

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
10 Year Japan Government Bond	June 2014	9	$12,612,209	$(14,881)
Amsterdam Exchanges Index	April 2014	80	8,893,174	385,719
ASX SPI 200 Index	June 2014	71	8,875,658	66,412
CAC 40 10 Euro	April 2014	160	9,677,802	303,225
Cocoa *	May 2014	596	17,611,800	248,256
E-Mini S&P 500	June 2014	103	9,602,690	71,326
E-Mini S&P MidCap 400	June 2014	68	9,349,320	38,589
Euro-Bund	June 2014	33	6,517,722	28,390
FTSE 100 Index	June 2014	95	10,361,923	68,334
FTSE/JSE Top 40 Index	June 2014	282	11,629,618	259,876
FTSE/MIB Index	June 2014	50	7,369,654	313,046
German Stock Index	June 2014	22	7,263,000	297,079
Gold 100 Oz *	June 2014	1	128,380	(6,298)
IBEX 35 Index	April 2014	47	6,677,567	264,548
ICE Brent Crude *	May 2014	20	2,153,000	15,355
Lean Hogs *	June 2014	282	14,345,340	1,461,027
Live Cattle *	July 2014	346	19,030,000	379,833
MSCI Taiwan Stock Index	April 2014	601	18,769,230	574,814
Natural Gas *	April 2014	130	5,682,300	(233,182)
NYMEX WTI Crude *	April 2014	174	17,674,920	(413,249)
OMXS30 Index	April 2014	419	8,752,237	231,224
Russell 2000 Mini Index	June 2014	60	7,023,000	(69,460)
S&P/Toronto Stock Exchange 60 Index	June 2014	94	13,913,327	102,530
Soybean *	May 2014	195	14,274,000	892,510
Tokyo Price Index	June 2014	39	4,546,221	(78,351)

			$252,734,092	$5,186,672

See accompanying Notes to Schedules of Investments.

SALIENT TREND FUND

Consolidated Schedule of Investments, continued

March 31, 2014

(Unaudited)

Futures Contracts Sold:

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
10 Year Australia Commonwealth Treasury Bond	June 2014	184	$19,712,972	$34,894
10 Year Canada Bond	June 2014	56	6,582,901	(22,881)
10 Year U.S. Treasury Note	June 2014	159	19,636,500	153,962
Coffee ‘C’ *	May 2014	39	2,601,788	(506,722)
Copper *	May 2014	123	9,303,413	582,587
Corn *	May 2014	325	8,157,500	(879,145)
Cotton No.2 *	May 2014	58	2,712,080	(187,838)
Gasoline RBOB *	May 2014	53	6,495,245	30,053
Hang Seng China Enterprises Index	April 2014	158	10,267,769	(429,187)
Hang Seng Index	April 2014	130	18,553,950	(348,323)
ICE Gas Oil *	May 2014	82	7,339,000	44,914
LME Lead *	May 2014	253	13,023,175	305,984
LME Nickel *	May 2014	70	6,674,220	(526,041)
LME Primary Aluminum *	May 2014	203	8,973,869	(111,112)
LME Zinc *	May 2014	95	4,690,625	233,114
Long Gilt	June 2014	108	19,718,028	42,589
NY Harbor ULSD *	May 2014	45	5,537,322	30,197
SGX MSCI Singapore Index	April 2014	237	13,470,706	(365,069)
SGX S&P CNX Nifty Index	April 2014	394	5,322,152	(84,619)
Silver *	May 2014	36	3,555,360	39,828
Sugar #11 *	May 2014	367	7,304,181	(670,495)
Wheat *	May 2014	188	6,554,150	(1,018,736)

			$206,186,906	$(3,652,046)

*	All or a portion of these investments are held by Salient Trend Offshore Fund Ltd. (the “Trend Subsidiary”).

Total Return Swap Agreements - Short Positions:

Underlying Instrument	Counterparty	Maturity Date	Notional Amount at Value	Unrealized Gain (Loss)
Ibovespa Index	Goldman Sachs	4/17/14	$17,656,441	$(1,177,493)
KOSPI 200 Index	Goldman Sachs	6/19/14	11,779,679	(260,188)

			$29,436,120	$(1,437,681)

Allocation of Portfolio Holdings:

Risk Exposure	Notional Value	Percent of Total Derivative Exposure
Commodity Risk	$183,821,668	37.6%
Equity Risk	219,755,118	45.0%
Interest Rate Risk	84,780,332	17.4%

Total	$488,357,118	100.0%

See accompanying Notes to Schedules of Investments.

SALIENT GLOBAL EQUITY FUND

Schedule of Investments

March 31, 2014

(Unaudited)

	Shares/Units	Fair Value
Common Stocks-91.8%
Consumer Discretionary-10.6%
France-2.0%
Vivendi SA	50,843	$1,418,211
Germany-1.4%
Daimler AG	10,624	1,003,916
Italy-1.5%
Mediaset SpA(1)	186,323	1,043,912
United States-5.7%
Johnson Controls, Inc.	23,617	1,117,556
Ross Stores, Inc.	20,510	1,467,491
Yum! Brands, Inc.	21,128	1,592,840

		7,643,926

Consumer Staples-8.6%
United Kingdom-2.9%
Reckitt Benckiser Group PLC	25,483	2,076,484
United States-5.7%
CVS Caremark Corp.	26,760	2,003,254
PepsiCo, Inc.	25,074	2,093,679

		6,173,417

Energy-15.0%
France-2.0%
Total SA ADR	22,144	1,452,647
Italy-2.1%
Saipem SpA	61,813	1,510,128
Luxembourg-1.8%
Tenaris SA ADR	30,000	1,327,500
Netherlands-2.8%
Royal Dutch Shell PLC ADR	28,075	2,051,160
United States-6.3%
CONSOL Energy, Inc.	32,219	1,287,149
Phillips 66	14,775	1,138,562
Plains GP Holdings, L.P., Class A(1)	27,687	774,682
Targa Resources Corp.	13,144	1,304,673

		10,846,501

Financials-20.9%
China-1.5%
China Merchants Bank Co.	601,143	1,090,485
Germany-2.0%
Muenchener Rueckversicherungs-Gesellschaft AG	6,770	1,478,866
India-1.0%
ICICI Bank, Ltd. ADR	17,102	749,068
Italy-1.9%
Unicredit SpA	151,705	1,388,587
Japan-1.2%
Sumitomo Mitsui Trust Holding, Inc.	184,977	834,243
Spain-1.7%
Banco Bilbao Vizcaya Argentaria SA ADR	104,233	1,251,838
Switzerland-1.5%
UBS GRS	50,912	1,054,897
United States-10.1%
Bank of America Corp.	68,988	1,186,594

See accompanying Notes to Schedules of Investments.

SALIENT GLOBAL EQUITY FUND

Schedule of Investments, continued

March 31, 2014

(Unaudited)

	Shares/Units	Fair Value
Financials (continued)
United States (continued)
Bank of New York Mellon Corp.	40,754	$1,438,209
Capital One Financial Corp.	19,652	1,516,348
Genworth Financial, Inc., Class A(1)	114,524	2,030,511
MetLife, Inc.	22,145	1,169,256

		15,188,902

Health Care-9.9%
France-1.5%
Sanofi SA ADR	20,671	1,080,680
Germany-1.0%
Bayer AG	5,350	723,440
Switzerland-2.4%
Novartis AG ADR	20,676	1,757,873
United Kingdom-2.0%
Smith & Nephew PLC	96,565	1,462,830
United States-3.0%
Abbott Laboratories	55,555	2,139,422

		7,164,245

Industrials-10.0%
Hong Kong-0.5%
Sinotrans Shipping, Ltd.	1,119,783	333,923
Italy-1.3%
Finmeccanica SpA(1)	98,195	972,584
Switzerland-1.3%
ABB, Ltd. ADR	36,993	954,049
United States-6.9%
CSX Corp.	49,963	1,447,428
Fluor Corp.	12,771	992,690
Rockwell Automation, Inc.	9,478	1,180,485
United Technologies Corp.	11,732	1,370,767

		7,251,926

Information Technology-9.3%
United States-9.3%
Fiserv, Inc.(1)	28,860	1,636,073
Google, Inc., Class A(1)	1,240	1,381,992
International Business Machines Corp.	10,685	2,056,755
Juniper Networks, Inc.(1)	30,275	779,884
Teradata Corp.(1)	19,100	939,529

		6,794,233

Materials-3.4%
South Korea-1.4%
POSCO ADR	14,683	1,019,147
Switzerland-2.0%
Syngenta AG ADR	19,242	1,458,159

		2,477,306

Telecommunication Services-2.3%
Hong Kong-2.3%
China Mobile, Ltd. ADR	37,124	1,692,483

		1,692,483

See accompanying Notes to Schedules of Investments.

SALIENT GLOBAL EQUITY FUND

Schedule of Investments, continued

March 31, 2014

(Unaudited)

	Shares/Units	Fair Value
Utilities-1.8%
France-1.8%
Veolia Environnement ADR	65,758	$1,307,269

		1,307,269

Total Common Stock (Cost $57,690,558)		66,540,208

Registered Investment Companies-2.5%
United States-2.5%
WisdomTree Japan Hedged Equity Fund ETF	38,846	1,838,970

Total Registered Investment Companies (Cost $1,843,579)		1,838,970

Total Investments-94.3% (Cost $59,534,137)		68,379,178
Other Assets and Liabilities-5.7%		4,101,837

Total Net Assets-100.0%		$72,481,015

All percentages disclosed are calculated by dividing the indicated amounts by net assets.

(1)	Non-income producing security.

ADR - American Depositary Receipt

ETF - Exchange Traded Fund

GRS - Global Registered Shares

PLC - Public Limited Company

Futures Contracts Sold:

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
Euro FX	June 2014	25	$4,304,375	$15,861

			$4,304,375	$15,861

Risk Exposure	Notional Value	Percent of Total Derivative Exposure
Foreign Exchange Rate Risk	$4,304,375	100.0%

Total	$4,304,375	100.0%

See accompanying Notes to Schedules of Investments.

SALIENT GLOBAL EQUITY FUND

Schedule of Investments, continued

March 31, 2014

(Unaudited)

Allocation of Portfolio Holdings:

Salient Global Equity Fund invested in the following industries as of March 31, 2014:

	Value	% of Total Investments
Consumer Discretionary	$7,643,926	11.2%
Consumer Staples	6,173,417	9.0%
Energy	10,846,501	15.9%
Financials	15,188,902	22.2%
Health Care	7,164,245	10.5%
Industrials	7,251,926	10.6%
Information Technology	6,794,233	9.9%
Materials	2,477,306	3.6%
Registered Investment Companies	1,838,970	2.7%
Telecommunication Services	1,692,483	2.5%
Utilities	1,307,269	1.9%

Total	$68,379,178	100.0%

Salient Global Equity Fund invested in securities with exposure to the following countries as of March 31, 2014:

	Value	% of Total Investments
China	$1,090,485	1.6%
France	5,258,807	7.7%
Germany	3,206,222	4.7%
Hong Kong	2,026,406	3.0%
India	749,068	1.1%
Italy	4,915,211	7.2%
Japan	834,243	1.2%
Luxembourg	1,327,500	1.9%
Netherlands	2,051,160	3.0%
South Korea	1,019,147	1.5%
Spain	1,251,838	1.8%
Switzerland	5,224,978	7.6%
United Kingdom	3,539,314	5.2%
United States	35,884,799	52.5%

Total	$68,379,178	100.0%

See accompanying Notes to Schedules of Investments.

SALIENT MF TRUST

Notes to Schedules of Investments

March 31, 2014

(Unaudited)

(1) ORGANIZATION

Salient MF Trust (the “Trust”) was organized on November 15, 2011 as a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of March 31, 2014, the Trust is comprised of five funds. The accompanying Schedules of Investments are presented for the following funds (individually a “Fund” and collectively the “Funds”):

Fund	Short Name	Commencement of Operations
Salient Risk Parity Fund	Risk Parity Fund	July 9, 2012
Salient MLP & Energy Infrastructure Fund II	MLP Energy Fund	September 19, 2012
Salient Alternative Beta Fund	Alternative Beta Fund	February 28, 2013
Salient Trend Fund	Trend Fund	January 2, 2013
Salient Global Equity Fund	Global Equity Fund	January 3, 2013

The Risk Parity Fund, the MLP Energy Fund, the Alternative Beta Fund and the Trend Fund are classified as non-diversified under the 1940 Act. The Global Equity Fund is classified as diversified under the 1940 Act. The Funds are authorized to issue an unlimited number of shares of beneficial interest (“Shares”) with no par value. The Funds offer three classes of shares: Class A Shares, Class C Shares and Class I Shares. Each class of Shares is identical except as to sales charges, distribution and other expenses borne by each class, voting rights on matters affecting a single class of Shares, and the exchange privilege of each class of Shares. Class A Shares have a maximum sales charge of 5.50% as a percentage of the offering price on investments of less than $1 million (no sales charge for investments of $1 million or more). Class A Shares and Class C Shares are subject to a maximum contingent deferred sales charge of 1.00% if redeemed less than one year after purchase. Class C Shares are offered without any front-end sales charge. No sales charges are assessed with respect to Class I Shares of the Funds.

The Risk Parity Fund’s investment objective is to seek long term capital appreciation by allocating capital across a broad set of asset classes in which Salient Adviser (as defined below) seeks to balance the sources of portfolio risk, as measured by contribution to total volatility. The MLP Energy Fund’s investment objective is to provide a high level of total return with an emphasis on making quarterly cash distributions to its shareholders. The Alternative Beta Fund’s and the Trend Fund’s investment objectives are to seek long term capital appreciation with low correlation to traditional core equity and bond market exposures. The Global Equity Fund’s investment objective is to seek long term capital appreciation. The board of trustees (each member thereof a “Trustee” and, collectively, the “Board”) is authorized to engage an investment adviser, and pursuant to an investment management agreement (the “Investment Management Agreement”), it has selected Salient Advisors, LP (“Salient Adviser”) for the Risk Parity Fund, Alternative Beta Fund, Trend Fund and Global Equity Fund and Salient Capital Advisors, LLC (“SCA”) for the MLP Energy Fund to manage each Fund’s portfolio and operations. Salient Adviser is a Texas limited partnership that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and the Commodity Futures Trading Commission (the “CFTC”) as a commodity pool operator and commodity trading advisor and is a member of the National Futures Association. SCA is a Texas limited liability company that is registered as an investment adviser under the Advisers Act. Under the Investment Management Agreement, Salient Adviser and SCA are responsible for the establishment of an investment committee (the “Investment Committee”), which is responsible for developing, implementing, and supervising the Funds’ investment programs subject to the ultimate supervision of the Board.

Under the Funds’ organizational documents, the Funds’ Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business, the Funds enter into contracts with service providers, which also provide for indemnifications by the Funds. The Funds’ maximum exposure under these arrangements is unknown as this would involve any future potential claims that may be made against the Funds. However, based on experience, management expects that risk of loss to be remote.

SALIENT MF TRUST

Notes to Schedules of Investments, continued

March 31, 2014

(Unaudited)

Salient Risk Parity Offshore Fund, Ltd. (the “Risk Parity Subsidiary”), is a company limited by shares organized under the laws of the Cayman Islands. The Risk Parity Subsidiary is wholly-owned by the Risk Parity Fund, and is therefore consolidated in the Risk Parity Fund’s consolidated financial statements. The Risk Parity Subsidiary was formed on July 13, 2012, and has been consolidated since its formation. The Risk Parity Fund invests in the Risk Parity Subsidiary in order to gain additional exposure to certain derivatives trading within the limitations of the federal tax law requirements applicable to regulated investment companies (“RIC”). Where the context requires, the “Risk Parity Fund” includes both the Risk Parity Fund and the Risk Parity Subsidiary.

The MLP Energy Fund may invest up to 25% of its total assets in Salient MLP & Energy Infrastructure Fund II, Inc. (the “MLP Subsidiary”). The MLP Subsidiary, which is wholly-owned by the MLP Energy Fund, and therefore consolidated in the MLP Energy Fund’s consolidated financial statements, is organized under the laws of the state of Delaware and for federal income tax purposes as a Subchapter “C” corporation. The MLP Subsidiary was formed on September 19, 2012, and has been consolidated since its formation. The MLP Energy Fund invests in the MLP Subsidiary in order to gain additional exposure to equity or debt securities of various master limited partnerships. Where the context requires, the “MLP Energy Fund” includes both the MLP Energy Fund and the MLP Subsidiary.

Salient Alternative Beta Offshore Fund, Ltd. (the “Alternative Beta Subsidiary”), is a company limited by shares organized under the laws of the Cayman Islands. The Alternative Beta Subsidiary is wholly-owned by the Alternative Beta Fund, and is therefore consolidated in the Alternative Beta Fund’s consolidated financial statements. The Alternative Beta Subsidiary was formed on August 16, 2012, and has been consolidated since its formation. The Alternative Beta Fund invests in the Alternative Beta Subsidiary in order to gain additional exposure to certain derivatives trading within the limitations of the federal tax law requirements applicable to RICs. Where the context requires, the “Alternative Beta Fund” includes both the Alternative Beta Fund and the Alternative Beta Subsidiary.

Salient Trend Offshore Fund, Ltd. (formerly Salient Pure Trend Offshore Fund, Ltd.) (the “Trend Subsidiary”), is a company limited by shares organized under the laws of the Cayman Islands. The Trend Subsidiary is wholly-owned by the Trend Fund, and is therefore consolidated in the Trend Fund’s consolidated financial statements. The Trend Subsidiary was formed on August 16, 2012, and has been consolidated since its formation. The Trend Fund invests in the Trend Subsidiary in order to gain additional exposure to certain derivatives trading within the limitations of the federal tax law requirements applicable to RICs. Where the context requires, the “Trend Fund” includes both the Trend Fund and the Trend Subsidiary.

The Global Equity Fund is not invested in a wholly-owned subsidiary and is presented on an individual fund basis. For convenience, reference to financial statements shall include those consolidated and on an individual fund basis, as the context requires.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(a) BASIS OF ACCOUNTING

The accounting and reporting policies of the Funds conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The accompanying Schedules of Investments reflect the financial positions of the Risk Parity Fund and the Risk Parity Subsidiary, the MLP Energy Fund and the MLP Subsidiary, the Alternative Beta Fund and the Alternative Beta Subsidiary, the Trend Fund and the Trend Subsidiary, each on a consolidated basis. All intercompany accounts and transactions have been eliminated in consolidation. The Global Equity Fund is presented on an individual fund basis.

SALIENT MF TRUST

Notes to Schedules of Investments, continued

March 31, 2014

(Unaudited)

(b) CASH EQUIVALENTS

The Funds consider all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c) PORTFOLIO SECURITIES TRANSACTIONS

Security transactions are accounted for on a trade date basis. Realized gains and losses are reported using the specific identification cost basis.

(d) INVESTMENT VALUATION

The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

The Board has formed a valuation committee (the “Board Valuation Committee”) that is responsible for overseeing the Funds’ valuation policies, making recommendations to the Board on valuation-related matters, and overseeing implementation by Salient Adviser and SCA of the Funds’ valuation policies.

The Board has authorized Salient Adviser and SCA to each establish a valuation committee (the “Adviser Valuation Committee”), which includes representatives from each Fund’s investment adviser. The Adviser Valuation Committee’s function, subject to the oversight of the Board Valuation Committee and the Board, is generally to review valuation methodologies, valuation determinations, and any information provided to the Adviser Valuation Committee by Salient Adviser, SCA, or Citi Fund Services Ohio, Inc., the Funds’ independent administrator (“Administrator”).

To the extent that the price of a security cannot be determined applying the methods described below, the Adviser Valuation Committee in conjunction with the Administrator will determine the price of the security pursuant to the fair value procedures approved by the Board.

Investments held by the Funds are valued as follows:

•

SECURITIES LISTED ON A SECURITIES EXCHANGE OR OVER-THE-COUNTER EXCHANGES—In general, the Funds value these securities at their last sales price on the exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Funds use the price from the exchange that it considers to be the principal exchange on which the security is traded. If there have been no sales for that day on the exchange where the security is principally traded, then the price of the security will be valued at the mean between the closing “bid” and “ask” prices on the valuation day. Securities listed on the NASDAQ National Market System (“NASDAQ”) will be valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price.

As of the close of regular trading on the New York Stock Exchange (the “NYSE”), securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last reported bid price if held long, or at the last reported ask price if held short. If a security’s price is available from more than one exchange, the Funds use the exchange that is the primary market for the security. Such securities are generally categorized as Level 1 in the fair value hierarchy. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Fund’s shares, and the Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of

SALIENT MF TRUST

Notes to Schedules of Investments, continued

March 31, 2014

(Unaudited)

U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but a Fund is open. For foreign equity securities and foreign equity futures contracts, each Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices, and when so adjusted, such securities and futures contracts are generally categorized as Level 2 in the fair value hierarchy.

•

PUBLICLY-TRADED EQUITY SECURITIES ACQUIRED IN A DIRECT PLACEMENT TRANSACTION—Such securities may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable restriction discount. Generally, the discount will initially be equal to the discount at which the Fund purchased the securities and thereafter will be periodically reassessed and likely reduced over the anticipated restricted period. Equity securities are typically categorized as Level 1 or 2 in the fair value hierarchy based upon the inputs utilized in determining the value of such securities.

•

DERIVATIVES—Exchange traded futures contracts are valued using quoted final settlement prices from the national exchange on which they are principally traded and are typically categorized as Level 1 in the fair value hierarchy. If no such price is reported by such exchange on the valuation date, the Adviser Valuation Committee will determine the fair value in good faith using information that is available at such time. Such fair valued investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Forward foreign currency exchange contracts are valued at the current day’s interpolated foreign exchange rate, which is calculated using the current day’s spot rate, and the 30 to 720 day forward rates converted to U.S. dollars at the exchange rate of such currencies on the valuation date. Such valuations are provided by a pricing service approved by the Board, and are typically categorized as Level 2 in the fair value hierarchy.

Options that are listed on a securities exchange are generally valued at the closing “bid” and “ask” prices for options held long and short, respectively on the valuation date and are typically categorized as Level 1 in the fair value hierarchy. If no such bid or ask price is reported, the positions are valued at the last sales price on the valuation date. If no such sales price is reported by such exchange on the valuation date, the Adviser Valuation Committee in conjunction with the Administrator will determine the fair value in good faith using information that is available at such time. Such fair valued investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Options traded on an over-the-counter market are generally valued using the midpoint of the closing bid and ask prices provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the option) on the valuation date. If no such price is available on the valuation date, the Adviser Valuation Committee in conjunction with the Administrator will determine the fair value of such options in good faith using information that is available at such time. Such fair valued options are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Non exchange-traded derivatives, such as swap agreements, are valued based on procedures approved by the Board and are typically categorized as Level 2 in the fair value hierarchy. Total return swaps are generally fair valued using evaluated quotes provided by an independent pricing service. If a quotation is

SALIENT MF TRUST

Notes to Schedules of Investments, continued

March 31, 2014

(Unaudited)

not available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the swap agreement) on the valuation date.

•

SECURITIES NOT ACTIVELY TRADED—The value of securities, derivatives or synthetic securities that are not actively traded on an exchange shall be determined by obtaining quotes from brokers that normally deal in such securities or by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models or a combination of these procedures. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy. Securities for which independent pricing services are not available are valued pursuant to the fair valuation procedures approved by the Board and are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

•

INVESTMENT FUNDS—Investments in investment limited partnerships and shares in unregistered investment fund (“Investment Funds”) for which a market value is not available will generally be valued using the partners’ capital or net asset value (the “NAV”) as a practical expedient, as reported by the investment fund managers or the administrators of such Investment Funds. These Investment Funds value their underlying investments in accordance with policies established by such Investment Funds. Prior to investing in any Investment Fund, the Adviser Valuation Committee, as part of the due diligence process, conducts a review of the valuation methodologies employed by the Investment Fund to determine whether such methods are appropriate for the asset types. The Adviser Valuation Committee will consider whether it is appropriate, in light of the relevant circumstances, to value shares at NAV as reported by an Investment Fund for valuation purposes, or whether to adjust such reported value to reflect an adjusted fair value. Because of the inherent uncertainty of valuation, fair value may differ significantly from the value that would have been used had readily available markets for the investments in Investment Funds existed. The Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda of such Investment Funds. Investment Funds are typically categorized as Level 2 or 3 in the fair value hierarchy based upon liquidity.

•

OTHER—Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board. Such fair value procedures may consider among other factors discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating, and an analysis of the issuer’s financial statements and reports. If events occur that affect the value of the Funds’ securities before the net asset value has been calculated, the securities so affected will generally be priced using fair value procedures. Such investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy based upon the inputs utilized in determining the value of such investments.

(e) FOREIGN CURRENCY

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts and investments denominated in a foreign currency, if any, are translated into U.S. dollar amounts at current exchange rates on the valuation date. Purchases and sales of investments denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions.

(f) MASTER LIMITED PARTNERSHIPS

Entities commonly referred to as Master Limited Partnerships (“MLPs”) are generally organized under state law as limited partnerships or limited liability companies. The MLP Energy Fund and the MLP Subsidiary invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and whose interest or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a

SALIENT MF TRUST

Notes to Schedules of Investments, continued

March 31, 2014

(Unaudited)

partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options on commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members).

The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLP Energy Fund’s investments in MLPs consist only of limited partner or member interests ownership. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(g) RESTRICTED AND ILLIQUID SECURITIES

The MLP Energy Fund may invest up to 15% of its total assets in unregistered or otherwise restricted securities. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Illiquid securities are securities that cannot be sold or disposed of within a reasonable amount of time in the ordinary course of business. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by SCA based on procedures approved by the Board. Therefore, not all restricted securities are considered illiquid.

Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board. Such fair value procedures may consider among other factors discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating, and an analysis of the issuer’s financial statements and reports. If events occur that affect the value of the MLP Energy Fund’s securities before the net asset value has been calculated, the securities so affected will generally be priced using fair value procedures.

There were no restricted securities held at March 31, 2014.

(h) USE OF ESTIMATES

The preparation of the Schedules of Investments in accordance with U.S. GAAP requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities in the Schedules of Investments. Actual results could differ from those estimates and such differences may be significant.

SALIENT MF TRUST

Notes to Schedules of Investments, continued

March 31, 2014

(Unaudited)

(i) DERIVATIVE INSTRUMENTS

All open derivative positions at period-end are presented in the Funds’ Schedules of Investments. The following is a description of the derivative instruments the Funds utilize, including the primary underlying risk exposures related to each instrument type.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS—The Alternative Beta Fund enters into forward foreign currency exchange contracts in connection with its investment objective in order to gain exposure to a variety of non-traditional risk premiums. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund remains subject to credit risk with respect to the amount it expects to receive from counterparties. However, the Fund has sought to mitigate these risks by generally requiring the posting of collateral at prearranged exposure levels to cover its exposure to the counterparty.

FUTURES CONTRACTS—The Risk Parity Fund, the Alternative Beta Fund, the Trend Fund and the Global Equity Fund invest in futures contracts to gain exposure to, or hedge against, changes in the value of equities, commodities, interest rates or foreign currencies, or to gain exposure to momentum, which is defined as the continuation of recent price trends, across a variety of global markets and asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). A portion of the initial margin is restricted as to its use. Subsequent payments, known as “variation margin,” are made or received by the Funds, depending on the fluctuations in the value of the underlying asset. The underlying asset is not physically delivered. The Funds recognize a gain or loss equal to the variation margin. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures transactions involves, to varying degrees, elements of market risk (generally equity price risk related to stock index or equity futures contracts, interest rate risk related to bond futures contracts, and commodity price risk related to commodity futures contracts) and exposure to loss. The face or contract amount reflects the extent of the total exposure the Funds have in the particular classes of instruments. Among other risks, the use of futures contracts may cause the Funds to have imperfect correlation due to differences between movements in the price of the futures contracts and the market value of the underlying assets. With futures contracts, there is minimal counterparty risk to the Funds since the futures contracts are exchange-traded and the exchange’s clearinghouse, as the counterparty to all exchange-traded futures, guarantees the futures against default.

OPTIONS—The MLP Energy Fund writes equity call options with the purpose of generating realized gains from premiums as a means to enhance distributions to the MLP Energy Fund’s shareholders. Options are secured by investments, as detailed in the MLP Energy Fund’s Schedule of Investments. A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium from the buyer of such call option. If the MLP Energy Fund writes a call option, the MLP Energy Fund will have the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. As the writer of a covered call option, during the option’s life, the MLP Energy Fund gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but the MLP Energy Fund retains the risk of loss should the price of the underlying security decline.

SALIENT MF TRUST

Notes to Schedules of Investments, continued

March 31, 2014

(Unaudited)

The MLP Energy Fund had the following transactions in written call options during the period ended March 31, 2014:

MLP Energy Fund	Number of Contracts	Premiums
Options outstanding at December 31, 2013	—	$—
Options written	15,762	1,631,560
Options closed	(15,762)	(1,631,560)

Options outstanding at March 31, 2014	—	$—

SWAP AGREEMENTS—As of March 31, 2014, the Risk Parity Fund, Alternative Beta Fund and Trend Fund invested in total return swap agreements in accordance with their investment objectives and policies.

A total return swap is a bilateral financial contract agreement where one party (the payer) agrees to pay the other (the receiver) the total return on a specified asset or index in exchange for a fixed or floating rate of return. A total return swap allows the receiver or payer to derive the economic benefit of owning or having short exposure to an asset without owning or shorting the underlying asset directly. The receiver is entitled to the amount, if any, by which the notional amount of the total return swap agreement would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. In return, the payer is entitled to an amount equal to a fixed or floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments, less any dividends or interest. The amounts to which each party is entitled are normally netted against each other at periodic settlement dates, resulting in a single amount that is either due to or from each party.

Total return swaps are subject to counterparty risk, market risk and interest rate risk. Total return swaps utilized by the Funds may not perform as expected. Risks may arise as a result of the failure of the counterparty to perform under the agreement. The loss incurred by the failure of a counterparty is generally limited to the market value and premium amounts recorded. The Funds consider the creditworthiness of each counterparty to a swap agreement in evaluating potential credit risk, and will not enter into any swap agreement unless the Adviser believes the counterparty to the transaction is creditworthy, or unless the swap agreement is centrally cleared. With uncleared swap agreements, the Funds bear the risk of loss of the amount expected to be received under the swap agreement if the counterparty fails to perform. Additionally, risks may arise from the unanticipated movements in interest rates. The Funds may use various techniques to minimize credit risk including early termination or periodic reset and payment. The counterparty risk for cleared swap agreements is generally lower than for uncleared over-the-counter swap agreements as the clearing organization becomes substituted for each counterparty and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to a clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to Funds. Collateral, in the form of cash, is held in broker segregated accounts for total return swaps.

The following is a summary of the fair value of derivative instruments held directly by the Funds as of March 31, 2014, and where such derivatives are recorded:

SALIENT MF TRUST

Notes to Schedules of Investments, continued

March 31, 2014

(Unaudited)

	Assets			Liabilities
Fund	Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	Unrealized Appreciation on Futures Contracts	Unrealized Gain on Swap Agreements	Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	Unrealized Depreciation on Futures Contracts	Unrealized Loss on Swap Agreements
Commodity Risk Exposure:
Risk Parity Fund	$—	$2,498,784	$—	$—	$1,479,183	$—
Alternative Beta Fund	—	4,845,801	—	—	3,392,463	—
Trend Fund	—	4,263,658	—	—	4,552,818	—

Equity Risk Exposure:
Risk Parity Fund	—	1,625,122	—	—	556,596	661,780
Alternative Beta Fund	—	1,020,712	44,038	—	1,006,636	1,235,475
Trend Fund	—	2,976,722	—	—	1,375,009	1,437,681

Foreign Exchange Rate Risk Exposure:
Alternative Beta Fund	1,128,036	—	—	203,566	—	—
Global Equity Fund	—	15,861	—	—	—	—

Interest Rate Risk Exposure:
Risk Parity Fund	—	256,540	—	—	157,161	—
Alternative Beta Fund	—	40,065	—	—	11,689	—
Trend Fund	—	259,835	—	—	37,762	—

(j) CFTC REGULATION

On August 13, 2013, the CFTC adopted rules to harmonize conflicting United States Securities and Exchange Commission (the “SEC”) and CFTC disclosure, reporting and recordkeeping requirements for RICs that do not meet an exemption from the definition of commodity pool. The harmonization rules provide that the CFTC will accept the SEC’s disclosure, reporting, and recordkeeping regime as substituted compliance for substantially all of the otherwise applicable CFTC regulations as long as such investment companies meet the applicable SEC requirements.

With respect to the MLP Energy Fund and the Global Equity Fund, SCA and Salient Adviser, respectively, have claimed an exemption from the definition of the term “commodity pool operator” under CFTC Regulation 4.5 of the Commodity Exchange Act (“CEA”). As such, the MLP Energy Fund and the Global Equity Fund are not currently subject to registration or regulation as commodity pools under the CEA.

With respect to the Risk Parity Fund, the Alternative Beta Fund and the Trend Fund, Salient Adviser has not renewed a filing under CFTC Regulation 4.5 of the CEA. Salient Adviser meets the definition of a commodity pool operator with respect to these Funds, and each will be subject to regulation by the CFTC as commodity pools.

(k) PROPOSED TAX REGULATIONS

On August 2, 2013, the Internal Revenue Service (“IRS”) issued proposed regulations which, if adopted in their current form, would require the MLP Energy Fund to aggregate investment holdings of the MLP Subsidiary with its direct investment holdings for purposes of determining whether more than 25% of its total assets are invested in the securities of qualified publicly traded partnerships, which includes MLPs. The proposed regulations would not impact the MLP Energy Fund investments in affiliates of MLPs or other Energy Infrastructure Companies structured as domestic corporations. If the proposed regulations are adopted and finalized in their

SALIENT MF TRUST

Notes to Schedules of Investments, continued

March 31, 2014

(Unaudited)

current form, the MLP Energy Fund would reduce its overall investment in MLPs, whether held in the MLP Energy Fund directly or held by the MLP Subsidiary, to no more than 25% of the MLP Energy Fund’s total assets. The MLP Energy Fund would otherwise continue to pursue its current investment objective and strategies.

The IRS proposed regulations have no immediate impact on the current operations of the MLP Energy Fund, and will not affect the ability of the MLP Energy Fund to qualify as a RIC for tax purposes in the current year. The IRS had requested comments on the proposed regulations by October 31, 2013. The IRS received a number of comments on the proposal from issuers and trade associations. IRS action on the proposal remains uncertain.

In August 2013, SCA rebalanced the MLP Energy Fund investment holdings, such that the aggregate holdings of MLPs, held directly in the MLP Energy Fund and in the MLP Subsidiary was below 25% of its total assets. As a result, the MLP Energy Fund will continue to qualify as a RIC for tax purposes even if the IRS regulations are passed.

(3) FAIR VALUE MEASUREMENTS

The Funds define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions.

The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used to determine the fair value of the Funds’ investments are summarized in the three broad levels listed below:

• Level 1 —	unadjusted quoted prices in active markets for identical investments

• Level 2 —	investments with other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

• Level 3 —	investments with significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Funds disclose transfers between levels based on valuations at the end of the reporting period. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

For the period ended March 31, 2014, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary categorization as of March 31, 2014, of the Funds’ investments based upon the inputs utilized in determining the value of such investments. The breakdown by category of equity securities is disclosed in the Schedules of Investments.

SALIENT MF TRUST

Notes to Schedules of Investments, continued

March 31, 2014

(Unaudited)

	LEVEL 1		LEVEL 2		Total
Fund Name	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^
Risk Parity Fund
Futures Contracts	$—	$2,187,506	$—	$—	$—	$2,187,506
Total Return Swap Agreements	—	—	—	(661,780)	—	(661,780)

Total	$—	$2,187,506	$—	$(661,780)	$—	$1,525,726

MLP Energy Fund
Common Stocks	$6,265,402	$—	$—	$—	$6,265,402	$—
Master Limited Partnerships and Related Companies	702,362,126	—	—	—	702,362,126	—
Warrant	1,572,516	—	—	—	1,572,516	—

Total	$710,200,044	$—	$—	$—	$710,200,044	$—

Alternative Beta Fund
Futures Contracts	$—	$1,495,790	$—	$—	$—	$1,495,790
Total Return Swap Agreements	—	—	—	(1,191,437)	—	(1,191,437)
Forward Foreign Currency Exchange Contracts	—	—	—	924,470	—	924,470

Total	$—	$1,495,790	$—	$(266,967)	$—	$1,228,823

Trend Fund
Futures Contracts	$—	$1,534,626	$—	$—	$—	$1,534,626
Total Return Swap Agreements				$(1,437,681)		(1,437,681)

Total	$—	$1,534,626	$—	$(1,437,681)	$—	$96,945

Global Equity Fund
Common Stocks	$66,540,208	$—	$—	$—	$66,540,208	$—
Registered Investment Companies	1,838,970	—		—	1,838,970	—
Futures Contracts	—	15,861	—	—	—	15,861

Total	$68,379,178	$15,861	$—	$—	$68,379,178	$15,861

^

Other financial instruments include any derivative instruments not reflected in the Schedules of Investments as Investment Securities, such as forward foreign currency exchange contracts, futures contracts and swap agreements. These investments are generally presented in the Schedules of Investments at the unrealized gain or loss on the investment.

(4) FEDERAL INCOME TAXES

At March 31, 2014, the cost basis of securities for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MLP Fund	$572,211,882	$90,881,677	$(9,956,844)	$80,924,833
Global Equity Fund	59,631,360	9,508,880	(761,062)	8,747,818

(5) RISK CONSIDERATIONS

The following summary of certain common principal risk footnotes is not meant to be comprehensive of each Fund’s risks.

(a) GENERAL MARKET RISK

An investment in the Funds’ Shares represents an indirect investment in the securities owned by the Funds, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Funds invest, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Funds invest may affect the value of the Funds’ Shares. An investment in the Funds’ Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Funds’ distributions.

SALIENT MF TRUST

Notes to Schedules of Investments, continued

March 31, 2014

(Unaudited)

(b) CONCENTRATION RISK

The MLP Energy Fund’s investment portfolio will be concentrated in MLPs and energy infrastructure companies in the group of industries that comprise the energy infrastructure sector. The focus of the portfolio on a specific industry or industries within the energy infrastructure sector may present more risks than if the portfolio was broadly diversified over numerous sectors of the economy. A downturn in one or more industries within the energy infrastructure sector would have a larger impact on the MLP Energy Fund than on an investment company that does not concentrate solely in MLPs and energy infrastructure companies. To the extent that the MLP Energy Fund invests a relatively high percentage of the MLP Energy Fund’s assets in the obligations of a limited number of issuers, the MLP Energy Fund may be more susceptible than a more widely diversified investment company to any single economic, political, or regulatory occurrence.

(c) CURRENCY RISK

Currency risk refers to the possibility that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a Fund’s investments in securities denominated in a foreign currency or may widen existing losses. A Fund’s net currency positions may expose it to risks independent of its securities positions.

(d) LEVERAGE RISK

Financial leverage represents the leveraging of the Funds’ investment portfolio. The use of leverage can amplify losses. Unless the income and capital appreciation, if any, on securities acquired with the proceeds from financial leverage exceed the costs of such financial leverage, the use of leverage could cause the Funds’ net asset value to decline. When financial leverage is used, the net asset value and market value of the Funds’ Shares will be more volatile. There is no assurance that the Funds’ use of financial leverage will be successful.

(e) DERIVATIVES RISK

The Funds may purchase and sell derivative instruments (including options, futures contracts and swap agreements). The use of derivatives has risks, including high price volatility, government intervention, non-performance by the counterparty, the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and the illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on Salient Adviser’s ability to predict pertinent market movements, which cannot be assured. The use of derivatives may result in losses greater than if they had not been used, may require the Funds to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Funds can realize on an investment or may cause the Funds to hold a security that the Funds might otherwise sell. In addition, amounts paid by the Funds as premiums and cash or other assets held in margin accounts with respect to derivative transactions are not otherwise available to the Funds for investment purposes.

(f) COUNTERPARTY RISK

The Funds will be subject to the risk of the inability of counterparties to perform with respect to transactions, whether due to a contract dispute, insolvency, liquidity or other causes, which could subject the Funds to substantial losses. This risk increases and becomes more concentrated as the number of a Fund’s counterparties decreases. Counterparty risk also increases with a Fund’s use of certain over-the-counter derivatives, which lack some of the safeguards afforded on a regulated exchange. Counterparty defaults may have a negative impact beyond the value of the contract as it could lead to the encumbrance of a Fund’s collateral.

Item 2.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-Q is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s first fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Salient MF Trust

By (Signature and Title)	/s/ John A. Blaisdell
John A. Blaisdell
Principal Executive Officer

Date: May 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John A. Blaisdell
John A. Blaisdell
Principal Executive Officer

Date: May 28, 2014

By (Signature and Title)	/s/ John E. Price
John E. Price
Principal Financial Officer

Date: May 28, 2014